THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "1933 ACT")

AMENDED AND RESTATED
SECURED REVOLVING NOTE

Santa Cruz, California

$475,000 January 12, 2017

Amended and restated on April 18, 2017

AmbiCom Holdings, Inc., a corporation organized under the laws of the State of Nevada ("***Borrower***"), shall be permitted to request a borrowing (each, a "***Borrowing Request***") of loans (each a "***Revolving Loan***" and, collectively, the "***Revolving Loans***") from Voosh, LLC, a California limited liability company ("***Lender***"), at any time during the period from the date hereof through and including April 26, 2017 (the "***Commitment Termination Date***"), up to the aggregate principal amount at any time not to exceed FOUR HUNDRED SEVENTY FIVE THOUSAND AND 0/100 DOLLARS ($475,000), for the purpose of providing general working capital of Borrower in a manner permitted by this Secured Revolving Note (the "***Note***").

Borrower shall submit each Borrowing Request to Lender in writing (including by electronic mail) no less than two (2) business days prior to the date Borrower requires use of such requested Revolving Loan. No Borrowing Request may be made in a principal amount of less than $10,000 (or $5,000 increments thereof), and shall state the purpose for which Borrower intends to use the proceeds of requested Revolving Loan, which shall be limited to: (i) payments to legal advisors to Borrower (including related court costs and expenses); (ii) payments on and after the date of this Note occurring under employment agreements to which Borrower is a party; (iii) payments to consultants to Borrower to the extent previously approved by Lender; (iv) payments relating to maintenance of Borrower's corporate existence and corporate records; and (v); *provided, however,* that with respect to any Borrowing Request submitted to Lender on and after April 26, 2017, Lender shall be permitted to not honor the making of the Revolving Loans requested therein in the event that Lender believes that a material adverse effect then exists with respect to the business or financial condition of Borrower or of AmbiCom Holdings, Inc.

The Borrower may borrow, repay and re-borrow hereunder until the Maturity Date.

The unpaid principal amount of Revolving Loans and accrued interest evidenced by this Note shall be due and payable on July 12, 2018 (the "***Maturity Date***"); provided, however, that at Borrower's election, the then outstanding principal balance of Revolving Loans (plus accrued interest thereon through and including the Maturity Date) then due and owing under this Note may be repaid by the issuance of freely tradable common stock of Borrower ("***Common Stock***") at a price ("***Conversion Price***") for each share of Common Stock equal to 65% of the lowest trading price of the Common Stock as reported on the National Quotations Bureau OTCQB exchange which the Company's shares are traded or any exchange upon which the Common Stock may be traded in the future, for the twenty prior trading days prior to the Maturity Date. Such repayment shall be effectuated by the Company delivering the shares of Common Stock to Lender within three (3) business days of the Maturity Date. Once Lender has received such shares of Common Stock, Lender shall surrender this Note to Borrower make cancelled. No fractional shares will be issued in connection with such repayment, but the number of shares issuable shall be rounded to the nearest whole share.

The principal amount of Revolving Loans outstanding at any time shall bear interest from the date of such borrowing of Revolving Loans was made until such borrowing is repaid at a rate equal to eight percent (8.00%) per annum, based on a 365/366-day year for the actual number of days elapsed. Interest on this Note shall accrue and shall be payable on the last business day of each calendar quarter commencing July 31, 2017, and on the Maturity Date. If this Note, or any installment or payment due hereunder, is not paid when due, whether at maturity or by acceleration, or if it is collected through a bankruptcy, probate or other court, whether before or after maturity, Borrower agrees to pay all reasonable out-of-pocket costs of collection, including, but not limited to, reasonable attorneys' fees incurred by the holder hereof and costs of appeal. All past-due principal of, and, to the extent permitted by applicable law, past-due interest on this Note, shall bear interest until paid at the rate of 5% per annum.

All borrowings hereunder, and all payments made with respect thereto, shall be recorded by Lender from time to time on grid(s) which may be attached hereto or Lender may record such information by such other method as Lender may generally employ; *provided, however*, that failure to make any such entry shall in no way reduce or diminish Borrower's obligations hereunder to the extent borrowings are not recorded or increase Borrower's obligation hereunder to the extent payments are not recorded. The aggregate unpaid amount of all borrowings set forth on grid(s) which may be attached hereto shall be rebuttable presumptive evidence of the unpaid principal amount of this Note.

As security for the full, timely and indefeasible repayment of the Revolving Loans, and for the full and timely payment, performance and discharge by Borrower of all of the terms and conditions of this Note, Borrower hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over and delivers unto Lender, its successors and assigns, and hereby grants to Lender, its successors and assigns, a security interest in all of its right, title, and interest to any and all tangible and intangible assets of Borrower and any proceeds thereof (the "***Collateral***").

Concurrently with the execution of this Note, Borrower hereby authorizes Lender to file the appropriate financing statements in the applicable jurisdictions under the UCC ("***Uniform Commercial Code Financing Statements***") and Borrower shall execute and deliver or cause to be executed and delivered to Lender any and all other instruments which Lender may request from

time to time to perfect Lender's security interest in the Collateral hereunder and to effectuate the purposes and intent hereof.

Borrower shall, upon request from Lender, execute and deliver, or cause to be executed and delivered, to Lender such instruments, documents and agreements consistent herewith as Lender may reasonably require and shall do, or cause to be done, such further acts as Lender may reasonably desire to carry out or effectuate the purposes of this Note and the granting of the security interest in the Collateral consistent with the terms and conditions set forth herein and to enable Lender to exercise its rights and remedies hereunder, and after Borrower has been provided reasonably opportunity to review and comment on such documents. If Borrower shall fail to execute or deliver to Lender any further instruments, documents or agreements under the provisions of this paragraph within five (5) Business Days after Borrower's receipt of Lender's written request for same from Lender, then Borrower hereby appoints Lender as Borrower's irrevocable attorney-in-fact, with full power of substitution and with the right, but not the obligation, to do any and all acts and things necessary to execute, acknowledge and deliver any and all such further instruments, documents or agreements, in Borrower's name and on Borrower's behalf, which appointment shall be deemed to be a power coupled with an interest and shall be irrevocable. Lender shall promptly provide Borrower copies of all documents so executed, provided that failure to so provide such copies of documents shall not be a default hereunder.

Upon an Event of Default (as defined below), all rights of Borrower to payments that Borrower receives from any contract right shall cease, and all such rights shall thereupon become vested in Lender, which shall have the sole and exclusive right and authority to receive and retain such payments. All distributions received by Borrower contrary to this paragraph shall be held in trust for the benefit of Lender, shall be segregated from other property or funds of Borrower and shall be forthwith delivered Lender upon demand in the same form as so received (with any necessary endorsement).

Each of the following specified events hereby constitutes and is herein referred to individually as an "Event of Default", it being understood that an Event of Default shall not be deemed to have occurred until the cure period set forth in the applicable subparagraph below, if any, shall have expired:

a) Borrower's failure to make (or cause to be made) any payments to Lender hereunder when the same are due, including without limitation, scheduled interest payments (*provided*, that Borrower shall have a five (5) business day grace period in connection therewith) and the payment of the Revolving Loans and accrued interest by the Maturity Date; or

b) Default in the due and timely observance or performance of the terms, provisions, covenants, conditions, agreements or obligations of Borrower contained in this Note or in any other agreement relating to the Loan which would materially adversely affect the validity, perfection or priority of Lender's Security Interest in the Collateral; or

c) If any Uniform Commercial Code Financing Statement or representation or warranty made by Borrower, herein or otherwise in writing in connection with this Note or in connection with the instruments, documents and assignments to be executed by

Borrower hereunder or pursuant hereto shall be false or untrue on the date made and which would have a material adverse effect on the ability or obligation of Borrower to perform its obligations under this Note to be executed by Borrower pursuant hereto; or

d) Suspension by Borrower of its business operations; or

e) If Borrower should become insolvent; or should be unable to pay its respective debts as they mature; or should make an assignment for the benefit of creditors or to an agent authorized to liquidate any substantial amount of its respective properties or assets, or should file a voluntary petition in bankruptcy or seeking reorganization or to effect a plan or other arrangement with creditors; or should file an answer admitting the jurisdiction of any court and the material allegations of an involuntary petition filed pursuant to any Act of Congress relating to bankruptcy or reorganization; or should join in any such petition for an adjudication or for a reorganization or other arrangement; or should become or be adjudicated a bankrupt; or should apply for or consent to the appointment of or consent that an order be made appointing any receiver or trustee for itself or for any of its respective properties, assets or business; or if an order should be entered pursuant to any Act of Congress relating to bankruptcy or reorganization; or if a receiver or a trustee should be appointed otherwise than upon its own application or consent for all or a substantial part of its properties, assets or business and any such receiver or trustee so appointed is not discharged within sixty (60) days after the date of such appointment; or if an involuntary petition is filed and not dismissed within sixty (60) days after the date of such petition; or

f) If this Note shall cease to be in full force and effect.

Upon an Event of Default, subject to applicable regulatory and legal requirements, Lender may sell the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as Lender shall deem appropriate subject to applicable law and standards of commercial reasonableness. Lender shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale Lender shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Borrower, and, to the extent permitted by applicable law, Borrower hereby waives all rights of redemption, stay, valuation and appraisal Borrower now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

Lender shall give Borrower ten (10) days' prior written notice (which Borrower agrees is reasonable notice within the meaning of the Uniform Commercial Code as in effect in the State of New Jersey as of the date of this Note or its equivalent in other jurisdictions) of Lender's intention to make any sale of Borrower's Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or

places as Lender may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as Lender may (in its sole and absolute discretion) determine. Lender shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by Lender until the sale price is paid in full by the purchaser or purchasers thereof, but Lender shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this paragraph, Lender may bid for or purchase, free from any right of redemption, stay or appraisal on the part of Borrower (all said rights being also hereby waived and released), the Collateral or any part thereof offered for sale. For purposes hereof, (a) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (b) Lender shall be free to carry out such sale pursuant to such agreement and (c) Borrower shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after Lender shall have entered into such an agreement the Obligations shall have been paid in full. As an alternative to exercising the power of sale herein conferred upon it, Lender may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this paragraph shall be deemed to conform to the commercially reasonable standards as provided in the Uniform Commercial Code as in effect in the State of Nevada as of the date of this Note or its equivalent in other jurisdictions.

The proceeds of any sale of Collateral shall be applied promptly by Lender after receipt thereof in the following order of priority:

FIRST, to the payment of all costs and expenses incurred by Lender in connection with this Note the Loan, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by Lender on behalf of Borrower and any other costs and expenses incurred in connection with the exercise of any right or remedy hereunder or under this Note;

SECOND, to Lender, the amount which is equal to the then outstanding principal amount of the Loan and accrued interest relating thereto through but excluding the date of repayment thereof; and

THIRD, the balance, if any, to Borrower or its successors and assigns, or such other Person or Persons as shall be entitled thereto, or as a court of competent jurisdiction may otherwise direct.

The Borrower and any sureties, endorsers, guarantors and other parties ever liable for payment of any sums payable pursuant to the terms of this Note, jointly and severally demand, presentment for payment, protest, notice of protest, notice of acceleration and notice of intent to accelerate, diligence in collection, the bringing of any suit against any party, and any notice of or defense on account of any extensions, renewals, partial payment, or any releases or substitutions of any security, or any delay, indulgence, or other act of any holder hereof, whether before or after maturity.

Borrower hereby represents and warrants to Lender that: (i) it is duly organized and in good standing under the laws of the State of Nevada; (ii) it has (and shall at all times remain possessed of) the full right, power and authority to enter into and perform this Note; (iii) it is not presently the subject of a voluntary or involuntary petition in bankruptcy, does not presently contemplate filing any such voluntary petition, and is not aware of any intention on the part of any other person to file such an involuntary petition against it; and (iv) the person(s) executing this Note on its behalf has the actual authority to bind it to this Note.

The Note amends and restated the Secured Revolving Note, dated January 12, 2017, in its entirety.

THE LAWS OF THE STATE OF NEVADA SHALL GOVERN THE RIGHTS AND DUTIES OF THE PARTIES UNDER THIS NOTE AND THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS NOTE.

AMBICOM HOLDING, INC.

By:____________________
Name: Alain Lewand
Title: CEO

ACCEPTED AND AGREED
THIS 18th DAY OF APRIL 2017

VOOSH, LLC

By: ____________________
Name: Kevin Cornell
Title: CEO

Grid

Amount	Date Loan Made